Operating lease commitments	12 Months Ended
Dec. 31, 2018
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Operating lease commitments
27.	Operating lease commitments

The Group has entered into operating property and land leases with lease terms between 2019 and 2067. Property and land lease expenses amounted to RUB 1,877 million and RUB 1,875 million for the years ended December 31, 2018 and 2017, respectively. Future minimum rentals payable under non-cancellable operating leases as of December 31, 2018 are as follows:

December 31, 2018
Within one year	2,049
After one year but not more than five years	7,991
More than five years	50,871

Total rentals payable	60,911

The Group does not sublease the property leased under operating lease agreements.

As of December 31, 2018 and 2017, the future minimum rentals payable includes Group’s operating lease commitments related to non-cancellable land leases to explore or use of mineral deposits and other facilities of RUB 53,398 million and RUB 50,834 million, respectively.